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                       AMENDMENT NO. 2 TO NOTE AGREEMENTS
                       ----------------------------------

                  Amendment No. 2 to Note Agreements (this "Amendment"), dated as of April 5, 1999, among National Propane Corporation, a Delaware corporation ("National Propane Corp."), National Propane SGP, Inc., a Delaware corporation ("National Propane SGP"), National Propane, L.P., a Delaware limited partnership (the "Company" and together with National Propane Corp. and National Propane SGP, collectively "National Propane"), and the holders (the "Holders") of the Company's 8.54% First Mortgage Notes due June 30, 2010 in the aggregate principal amount of $125,000,000 (the "Notes"), relating to the separate Note Agreements (as amended to the date hereof, the "Note Agreements"), dated as of June 26, 1996, among National Propane and the purchasers of the Notes listed in the Schedule of Purchasers attached thereto. Capitalized terms used herein without definition shall have the respective meanings assigned thereto in the Note Agreements.

                  The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Note Agreements as provided herein.

                  In consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:






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                  1. (a) The first sentence of Section 9.5 of the Note
Agreements is hereby amended and restated in its entirety to read as follows:

                  "The Company will give each holder of any Notes irrevocable written notice of each prepayment under Section 9.2 or 9.4 not less than 10 days (one Business Day in the case of a prepayment occurring on the Merger Date) and not more than 30 days prior to the date fixed for such prepayment, in each case specifying such prepayment date, the aggregate principal amount of the Notes and the principal amount of each Note held by such holder to be prepaid and the Section under which such prepayment is to be made."

                  (b) Section 9.5 is further hereby amended by adding at the end thereof the following additional sentence:

                  "In the case of any proposed prepayment to occur on the Merger Date, in addition to the irrevocable notice required by the first sentence of this Section 9.5, the Company will give each holder of any Notes a preliminary revocable written notice of such prepayment not less than 10 days prior to the proposed date fixed for such prepayment, specifying such prepayment date."

                  2. The definition of Make Whole Amount in Section 13 of the Note Agreements is hereby amended and restated in its entirety to read as follows:

                  "Make Whole Amount: with respect to any Note (a) in the event of (i) an optional prepayment of the Notes pursuant to Section 9.2 on the Merger Date, or (ii) an acceleration of one or more Notes pursuant to Section 11 (excluding an acceleration pursuant to Section 11(a) or (b)), in either case during the period beginning on the date of payment of the fee pursuant to
Section 9 of Amendment No. 2 and ending on the earlier of (x) 210 days thereafter, (y) the date of termination of the Purchase Agreement, or (z) March 31, 2000, an amount equal to 2% of the then outstanding principal amount of such Note, and (b) in all other cases, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments of the Called Principal of such Note over such Called Principal. The Make Whole Amount shall in no event be less than zero."

                  3. Section 13 of the Note Agreements is hereby amended by adding thereto the following additional definitions:

                                       2




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                  "Amendment No. 2: Amendment No. 2 to Note Agreements, dated as of April 5, 1999, among the Company, the General Partners and the holders of the Notes then outstanding."

                  "Merger Date: the date of consummation of a merger resulting in the acquisition of 100% of the common units representing limited partnership interests of the Public Partnership pursuant to the Purchase Agreement."

                  "Purchase Agreement: the Purchase Agreement, dated as of April 5, 1999, among National Propane Corp., National Propane SGP, National Propane Partners, L.P., Triarc Companies, Inc. and a prospective purchaser of common units representing limited partnership interests in National Propane Partners, L.P."

                  4. Conditions Precedent. (a) This Amendment shall become effective and binding when it shall have been duly executed by National Propane and each of the Holders and each of the parties hereto shall have received copies of a composite copy executed by each of the other parties hereto.


                  (b) The amendments to the Note Agreements contained in Sections 1, 2 and 3 shall become effective and binding upon the satisfaction of the following conditions precedent:

                      (i) this Amendment shall have become effective and binding in accordance with  paragraph (a) hereof;

                      (ii) each of the Holders shall have received the fee
                  specified in Section 9; and

                      (iii) the Purchase Agreement shall have been duly executed and delivered by the parties thereto.

                                       3




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                  5. Continuing Effect; No Other Amendments; No Waivers. (a)
Except as expressly amended hereby, all of the terms and provisions of the Note Agreements and the Notes are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment of any other provision of the Note Agreements or the Notes. (b) Nothing in this Amendment shall in any way be deemed (i) a waiver of any Event of Default or Potential Event of Default, as the case may be, or (ii) an agreement to forbear from exercising any remedies with respect to any such Event of Default or Potential Event of Default, as the case may be.

                  6. Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any holder or holders at the time of any Notes.

                  7. GOVERNING LAW. THIS AMENDMENT HAS BEEN EXECUTED IN THE CITY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

                  8. Expenses. The Company shall pay all reasonable out-of-pocket expenses actually incurred by the Holders in connection with the preparation, review,

                                       4



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negotiation, execution, delivery and enforcement of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel.

                  9. Fee. On the date of the closing of the purchase of common units in the tender offer referred to in the Purchase Agreement described in
Section 4(b)(iii) hereof, the Company shall cause the purchaser under such Purchase Agreement to pay to each Holder a fee of .5% of the outstanding principal amount of Notes held by such Holder on such date.


                  10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement.

                                       5




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                  IN WITNESS WHEREOF, the parties hereby have caused this
Amendment to be duly executed by their duly authorized officers, all as of the date first above written.


                                       NATIONAL PROPANE CORPORATION

                                       By: /s/ Ronald R. Rominiecki
                                          -----------------------------
                                           Name:  Ronald R. Rominiecki
                                           Title: President and COO

                                       NATIONAL PROPANE SGP, INC.

                                       By: /s/ Ronald R. Rominiecki
                                          -----------------------------
                                          Name:  Ronald R. Rominiecki
                                          Title: President and COO

                                       NATIONAL PROPANE, L.P.

                                       By: NATIONAL PROPANE CORPORATION,
                                           its managing general partner

                                       By: /s/ Ronald R. Rominiecki
                                          -----------------------------
                                          Name:  Ronald R. Rominiecki
                                          Title: President and COO

                                       6





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                                       By: NATIONAL PROPANE SGP, INC., its
                                           special general partner

                                       By: /s/ Ronald R. Rominiecki
                                          ---------------------------
                                          Name:  Ronald R. Rominiecki
                                          Title: President and COO

                                       CONNECTICUT GENERAL LIFE
                                          INSURANCE COMPANY

                                       By: CIGNA INVESTMENTS, INC.,
                                           its Authorized Agent

                                       By: /s/ James G. Schelling
                                          ---------------------------
                                          Name:  James G. Schelling
                                          Title: Managing Director

                                       CONNECTICUT GENERAL LIFE
                                          INSURANCE COMPANY, on behalf of
                                          Separate Account 66

                                       By: CIGNA INVESTMENTS, INC.,
                                           its Authorized Agent

                                       By: /s/ James G. Schelling
                                          ----------------------------
                                          Name:  James G. Schelling
                                          Title: Managing Director

                                        7





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                                    LIFE INSURANCE COMPANY OF NORTH
                                       AMERICA

                                    By: CIGNA INVESTMENTS, INC.,
                                        its Authorized Agent

                                    By: /s/ James G. Schelling
                                       -----------------------------
                                       Name:  James G. Schelling
                                       Title: Managing Director

                                    THE NORTHWESTERN MUTUAL LIFE
                                        INSURANCE COMPANY

                                    By: /s/ William L. McCown
                                       -----------------------------
                                       Name:  William L. McCown
                                       Title: Vice President-Investment Counsel

                                    PRINCIPAL LIFE INSURANCE COMPANY

                                    By: Principal Capital Management, LLC, a
                                        Delaware limited liability company, its
                                        authorized signatory

                                    By: /s/ Christopher J. Henderson
                                       --------------------------------
                                       Name:  Christopher J. Henderson
                                       Title: Counsel

                                    By: /s/ James G. Fifield
                                       ---------------------------------
                                       Name:  James G. Fifield
                                       Title: Counsel

                                       8





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                                    KEYPORT LIFE INSURANCE COMPANY

                                    By: STEIN ROE & FARNHAM,
                                        INCORPORATED, as agent

                                    By: /s/ Richard A. Hegwood
                                       --------------------------------
                                       Name:  Richard A. Hegwood
                                       Title: Senior Vice President

                                    GENERAL AMERICAN LIFE INSURANCE
                                        COMPANY

                                    By Conning Asset Management Company

                                    By: /s/ Douglas R. Koester
                                       --------------------------------
                                       Name:  Douglas R. Koester
                                       Title: Senior Vice President

                                    TMG LIFE INSURANCE COMPANY

                                    By: THE MUTUAL GROUP (U.S.), INC., its
                                        agent

                                    By: /s/ Constance L. Keller
                                       --------------------------------
                                       Name:  Constance L. Keller
                                       Title: Director, Private Placements

                                    By: /s/ Michael J. Steppe
                                       --------------------------------
                                       Name:  Michael J. Steppe
                                       Title: Senior Vice President

                                       9




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                                   SECURITY LIFE OF DENVER INSURANCE
                                       COMPANY

                                   By: ING INVESTMENT MANAGEMENT,
                                       LLC, its Agent

                                   By: /s/ Fred C. Smith
                                      --------------------------------
                                      Name:  Fred C. Smith
                                      Title: SVP and Managing Director

                                   MIDWESTERN UNITED LIFE INSURANCE
                                      COMPANY

                                   By: ING INVESTMENT MANAGEMENT,
                                       LLC, its Agent

                                   By: /s/ Fred C. Smith
                                      --------------------------------
                                      Name:  Fred C. Smith
                                      Title: SVP and Managing Director

                                   LION II CUSTOM INVESTMENTS LLC

                                   By: ING INVESTMENT MANAGEMENT,
                                       LLC, its Agent

                                   By: /s/ Fred C. Smith
                                      --------------------------------
                                      Name:  Fred C. Smith
                                      Title: SVP and Managing Director

                                       10






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                                   NORTHERN LIFE INSURANCE COMPANY

                                   By: /s/ Mark S. Jordahl
                                      --------------------------------
                                      Name:  Mark J. Jordahl
                                      Title: Senior Vice President

                                  RELIASTAR LIFE INSURANCE COMPANY
                                      F/K/A NORTHWESTERN NATIONAL
                                      LIFE INSURANCE COMPANY

                                  By: /s/ Mark S. Jordahl
                                      --------------------------------
                                      Name:  Mark J. Jordahl
                                      Title: Senior Vice President

                                  TEACHERS INSURANCE ANNUITY
                                      ASSOCIATION OF AMERICA

                                  By: /s/ Loren S. Archibald
                                      --------------------------------
                                      Name:  Loren S. Archibald
                                      Title: Managing Director, Private
                                             Placements

                                  PACIFIC MUTUAL LIFE INSURANCE
                                      COMPANY

                                  By: /s/ Ron Cornelius
                                      --------------------------------
                                      Name:  Ronn Cornelius
                                      Title: Assistant Vice President

                                  By: /s/ Peter S. Fiek
                                      --------------------------------
                                      Name:  Peter S. Fiek
                                      Title: Assistant Secretary

                                       11




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                                  JEFFERSON PILOT LIFE INSURANCE
                                      COMPANY

                                  By: /s/ Robert E. Whalen II
                                      --------------------------------
                                      Name:  Robert E. Whalen II
                                      Title: Vice President

                                  THE LINCOLN NATIONAL LIFE
                                      INSURANCE COMPANY

                                  By: LINCOLN INVESTMENT
                                      MANAGEMENT, INC., its Attorney In
                                      Fact

                                  By: /s/ J. Steven Staggs
                                      --------------------------------
                                      Name:  J. Steven Staggs
                                      Title: Vice President

                                  LINCOLN LIFE & ANNUITY COMPANY OF
                                      NEW YORK

                                  By: LINCOLN INVESTMENT
                                      MANAGEMENT, INC., Its Attorney In
                                      Fact

                                  By: /s/ J. Steven Staggs
                                      --------------------------------
                                      Name:  J. Steven Staggs
                                      Title: Vice President

                                       12





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